UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

                      August 21, 2015
Date of report (Date of earliest event reported)

AG&E HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:         (708) 290 2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01     Regulation FD Disclosure.

Since December ~~4~~, 2013, AG&E Holdings Inc. (the “Company”) has evaluated various strategic alternatives available to the Company and hired Innovation Capital, LLC as its financial adviser to assist with that process.

As a result of the Company’s strategic alternatives review, on September 12, 2014, the Company sold its liquid crystal display (LCD) business (the “LCD Business”) for approximately $8.0 million in cash. The Company is now announcing the following:

1. The Company intends to make a cash distribution, from the proceeds received in the sale of the LCD Business, of approximately $5.3 million ($0.45 per share) in aggregate to its shareholders (the “Interim Distribution”). A portion of the proceeds from the sale of the LCD Business will be retained by the Company to fund the following additional actions.. The Interim Distribution record date has been set as September 4, 2015 with a payment date of September 15, 2015.

2. The Company expects to continue to offer its remaining gaming parts distribution business (the “Gaming Business”) for sale. Any sales process would comply with all applicable gaming rules and regulations. The Company intends to continue to use Innovation Capital to assist with the sale of the Gaming Business.

3. Shortly after the consummation of the sale of the Gaming Business, the Company expects to make a final cash distribution to its shareholders (the “Final Distribution”).

The Company is examining certain legal, tax, accounting and regulatory aspects of the Interim Distribution that the Company believes are relevant to achieve a tax-efficient distribution for shareholders. The Company expects to file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), mail or otherwise provide such definitive proxy statement to the Company’s shareholders and hold a meeting of the Company’s shareholders to obtain approval from the Company’s shareholders to sell the Gaming Business and make the Final Distribution.

There can be no assurance that the Company will be able to accomplish the sale of the Gaming Business or make the Final Distribution, on a timely basis or at all. The Company currently expects to make the Interim Distribution within the next 45 days. Further, it is unclear if the Company can reach an agreement to sell its Gaming Business or if Company’s shareholders will approve the sale of the Gaming Business or the Final Distribution and, if approved, the amount of proceeds, if any, the Company and its shareholders will receive from the sale of the Gaming Business and Final Distribution, respectively.

The information under this Item 7.01, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of information under this Item 7.01 is not intended to constitute a determination by the Company that the information herein or therein is material or that the dissemination of the information is required by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the outlined strategy (or any phase thereof), and all other statements in this Current Report and the exhibit furnished herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically contain the words “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “estimate” and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

The forward-looking statements contained in this Current Report and the exhibit furnished herewith reflect our current expectations about the Company’s future prospects and opportunities and ability to implement the strategy and each of its phases. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s prospects or opportunities in the future, including the Company’s ability to implement any phase (or all of the phases) of the strategy, and the effects thereof, to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Additional Information and Where to Find It

In connection with the strategy and the proposed sale of the Gaming Business and Final Distribution, the Company expects to file with the SEC and mail or otherwise provide to its shareholders a definitive proxy statement and other relevant materials, and hold a meeting of its shareholders to obtain approval of the sale of the Gaming Business and Final Distribution. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC will be available free of charge on the Company’s website at http://www.americangaminginc.com or by contacting the Company at AG&E Holdings Inc., c/o Renee Zimmerman, 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605, or calling (708) 290-2105.

Participants in the Proxy Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the approval of the sale of the Gaming Business and the Final Distribution. Information about the directors and executive officers of the Company and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its Definitive Proxy Statement for its 2015 Annual Meeting of Shareholders. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents expected to be filed with the SEC in connection with the sale of the Gaming Business and the Final Distribution.

Item 9.01     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 21 , 2015	AG&E HOLDINGS INC. /s/ Renee Zimmerman
Title: Senior Vice President & CFO